UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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NETLIST, INC.
(Name of Registrant as Specified In Its Charter)
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NETLIST, INC.

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Netlist, Inc., a Delaware corporation (the “Company,” “Netlist,” “we,” “us”  or “our”), on Wednesday, June 8, 2016 at 10:00 a.m., Pacific Time, to be held at the offices of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, California 92614 for the following purposes, which are further described in the accompanying proxy statement:

(1)	to elect five directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

(2)	to re-approve the Netlist, Inc. 2006 Equity Incentive Plan, as amended in 2010 and including certain additional amendments (the “Amended Plan”);

(3)	to approve, on an advisory basis, the compensation of our named executive officers;

(4)	to ratify the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

(5)	to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Your vote is important. We encourage you to sign and return your proxy before the Annual Meeting so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person.

Thank you for your ongoing support of and interest in Netlist.

Sincerely,
Gail Sasaki Vice President, Chief Financial Officer and Secretary

May 2, 2016

NETLIST, INC.

175 Technology

Suite 150

Irvine, California 92618

(949) 435‑0025

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Netlist, Inc. (the “Company,” “Netlist,” “we,” “us” or “our”) will be held on Wednesday, June 8, 2016 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation 2603 Main Street, Suite 100, Irvine, California, 92614 for the following purposes, which are further described in the accompanying proxy statement:

(1)	to elect five directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

(2)	to re-approve the Netlist, Inc. 2006 Equity Incentive Plan, as amended in 2010 and including certain additional amendments described in the accompanying proxy statement (the “Amended Plan”);

(3)	to approve, on an advisory basis, the compensation of our named executive officers;

(4)	to ratify the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

(5)	to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends a vote “FOR” all of the director nominees (proposal (1)) and “FOR” each of the re-approval of the Amended Plan (proposal (2)), the compensation of our named executive officers (proposal (3)) and the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016 (proposal (4)).

Only stockholders of record at the close of business on April 19, 2016 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote will be available for examination at the Annual Meeting by any stockholder for any purpose germane to the meeting. The list will also be available for the same purpose for ten days prior to the Annual Meeting at our principal executive offices at 175 Technology, Suite 150, Irvine, California 92618.

To obtain directions to attend the Annual Meeting and vote in person, please call Investors Relations at (212) 986‑6667. We have enclosed our 2015 annual report, including financial statements, and the proxy statement with this notice of the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENCOURAGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS.

By order of the Netlist Board of Directors,

Gail Sasaki
Vice President, Chief Financial Officer and Secretary

Irvine, California

May 2, 2016

NETLIST, INC.

175 Technology

Suite 150

Irvine, California 92618

PROXY STATEMENT

GENERAL INFORMATION

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Netlist, Inc., a Delaware corporation (the “Company,” “Netlist,” “we,” “us” or “our”), which we will hold on Wednesday, June 8, 2016 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, California 92614. The record date for the Annual Meeting is April 19, 2016. All holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. This proxy statement is being initially distributed to our stockholders on or about May 2, 2016.

Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. Unless you instruct otherwise in the proxy, any proxy that is not revoked will be voted at the Annual Meeting:

(1)	for each nominee to our Board of Directors;

(2)	to re-approve the Netlist, Inc. 2006 Equity Incentive Plan, as amended in 2010 and including certain additional amendments described in the accompanying proxy statement (the “Amended Plan”);

(3)	to approve on an advisory basis, the compensation of our named executive officers;

(4)	to ratify the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

(5)	as recommended by our Board of Directors, in its discretion, with regard to all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Information

At the Annual Meeting, votes will be counted by written ballot. The presence, in person or by a proxy relating to any matter to be acted upon at the Annual Meeting, of the holders of a majority of the outstanding shares of common stock will constitute a quorum for purposes of the Annual Meeting. Abstentions, broker non‑votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present at the Annual Meeting for purposes of obtaining a quorum.

Under our Amended and Restated Bylaws (our “Bylaws”), when a quorum is present at any meeting, directors are elected by a plurality of the votes cast by the stockholders entitled to vote in the election of directors and all other matters are determined by a majority of the votes cast affirmatively or negatively on the proposal, except when a different vote is required by law, the national securities exchange on which we are listed, our Restated Certificate of Incorporation or our Bylaws. As a result, abstentions and broker non‑votes are not considered votes cast on any of the proposals presented at the Annual Meeting and will have no effect on the voting results for such proposals.

A “broker non‑vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker non‑votes are not deemed to be votes cast on a proposal. Under applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non‑routine matters. Proposal No. 1 (the election of directors), Proposal No. 2

(re-approval of the Amended Plan) and Proposal No. 3 (approval, on an advisory basis, of the compensation of our named executive officers) are considered non‑routine matters and Proposal No. 4 (ratification of independent registered public accounting firm) is considered a routine matter. As a result, a broker or other nominee cannot vote without instructions on Proposal Nos. 1, 2 or 3 but is entitled to vote without instructions on Proposal No. 4. The voting requirement for each of the proposals to be considered at the Annual Meeting is described under the discussion of each proposal in this proxy statement.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to postpone or adjourn the Annual Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, a stockholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting, but a stockholder will still be able to revoke the stockholder’s proxy until it is actually voted. As of the date of this proxy statement, the Board of Directors does not know of any matters other than those described in this proxy statement that will be presented at the Annual Meeting.

Proxies properly executed and received by us prior to the Annual Meeting and not revoked will be voted as directed therein on all matters presented at the Annual Meeting. In the absence of specific direction from a stockholder, proxies will be voted “FOR” the election of all named director nominees and “FOR” Proposal Nos. 2, 3 and 4.

Record Date and Shares Outstanding

Only holders of record of shares of our common stock at the close of business on the record date, April 19, 2016, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on April 19, 2016, the Company had (i) 51,085,832 shares of common stock outstanding and entitled to vote and (ii) 7 stockholders of record. Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

How to Vote

If you are a stockholder of record, meaning that at the close of business on the record date your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you may vote your shares by attending the Annual Meeting and voting in person or by submitting a proxy. If you hold your shares of common stock in “street name,” meaning that you are the beneficial owner of your shares but a broker or other nominee is the stockholder of record of your shares, then you will receive a notice from your broker or other nominee that includes instructions on how to vote your shares. Your broker or other nominee may allow you to deliver your voting instructions via the Internet or by phone.

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that if you hold your shares in street name and you decide to attend and vote at the Annual Meeting in person, you will not be able to gain entry to or vote at the Annual Meeting unless you present a legal proxy issued in your name from your broker or other nominee. Even if you plan to attend the Annual Meeting in person, we encourage you to submit your proxy or otherwise vote your shares in advance of the Annual Meeting to ensure that your vote will be counted.

Revocation of Proxies

If you are a stockholder of record and submit your proxy, you may revoke it at any time before its use by taking any of the following actions:

(1)

revoking it in person at the Annual Meeting (although note that your presence at the Annual Meeting will not in itself revoke your proxy, but if you attend the Annual Meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast);

(2)	delivering written instructions to our Secretary at the address of our principal executive offices before the proxy is used; or

(3)	delivering a later dated proxy to us at t the address of our principal executive offices before the proxy is used.

If you hold your shares in street name, please follow the instructions provided by your broker or other nominee as to how you may change your vote, or obtain a legal proxy to vote your shares if you wish to attend and cast your vote in person at the Annual Meeting.

Proxy Solicitation Costs

We will pay for the cost of preparing, assembling, printing and mailing these proxy materials to our stockholders, as well as the cost of soliciting proxies relating to the Annual Meeting. We may request brokers or other nominees to solicit their customers who beneficially own shares of our common stock held of record by the broker or other nominee. We will reimburse these brokers or other nominees for their reasonable out‑of‑pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies by telephone, facsimile, e‑mail and personal solicitation. We will pay no additional compensation to our officers, directors or employees for these activities. We have not engaged, but could elect to engage and pay the cost of, a proxy solicitation firm to assist us in soliciting proxies.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Structure

Our Board of Directors currently consists of five members, four of whom have been determined to be independent under the rules and listing requirements of The Nasdaq Capital Market, referred to herein as the Nasdaq rules. Please see the section titled “Director Independence” below for more information. Currently, Chun K. Hong, Charles F. Cargile, Jun S. Cho, Vincent Sheeran, and Blake A. Welcher serve as our directors.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. There are no familial relationships between any of our directors or our executive officers and any other director or executive officer.

Nominees for Election at the Annual Meeting

The Nominating and Corporate Governance Committee of our Board of Directors has recommended, and our Board of Directors has nominated, Chun K. Hong, Charles F. Cargile, Jun S. Cho, Vincent Sheeran and Blake A. Welcher for election as our directors. All of these individuals are currently members of our Board of Directors. Each nominee has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected.

Unless the proxy indicates otherwise, the persons named as proxies in the accompanying proxy have advised us that they intend to vote the shares covered by the proxies for the election of the nominees named above at the Annual Meeting. The accompanying proxy contains a discretionary grant of authority with respect to this matter, so that if one or more of the nominees are unable or not willing to serve, the persons named as proxies may vote for the election of the substitute nominees that our Board of Directors may propose. However, the persons named as proxies may not vote for a greater number of persons than the number of nominees named above.

The table and narrative set forth below provide information regarding each director nominee’s age, service as a director of our Company, business experience, other director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes and skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the nominee should serve as a director for the Company. In addition to each nominee’s specific qualifications and skills described below, we believe that each nominee brings a strong and unique background and set of skills to the Board of Directors, giving the Board competence and experience in a wide variety of areas, including corporate governance and board service, executive management, financial reporting, law and regulation, experience in the memory systems market and experience with manufacturers.

Director Nominees

Name	Age	Board Committees	Positions	Board Member Since
Chun K. Hong	55		President, Chief Executive Officer and Chairman	2000
Charles F. Cargile	51	Audit (Chair), Compensation	Lead Independent Director	2013
Jun S. Cho	56	Compensation, (Chair)	Director	2014
Vincent Sheeran	58	Audit, Nominating and Corporate Governance	Director	2014
Blake A. Welcher	54	Nominating and Corporate Governance (Chair) and Audit	Director	2013

Chun K. Hong is one of the founders of Netlist and has been our President and Chief Executive Officer and a director since our inception. Mr. C.K. Hong assumed the title of Chairman of the Board of Directors in January 2004. Prior to his tenure at Netlist, Mr. C.K. Hong has served in various other executive positions including President and

Chief Operating Officer of Infinilink Corporation, a DSL equipment company, as Executive Vice President of Viking Components, Inc., a memory subsystems manufacturing company, and as General Manager of Sales at LG Semicon Co., Ltd., a public semiconductor manufacturing company in South Korea. Mr. C. K. Hong received his Bachelor of Science degree in economics from Virginia Commonwealth University and his Master of Science degree in technology management from Pepperdine University’s Graduate School of Management. As one of our founders and as our Chief Executive Officer, Mr. C.K. Hong brings to the Board extensive knowledge of our organization and our market.

Charles F. Cargile joined the Netlist Board in August 2013. He currently serves as Senior Vice President, Chief Financial Officer and Treasurer of Newport Corporation, a publicly‑traded global supplier of advanced‑technology products and systems. Mr. Cargile has been the Chief Financial Officer at Newport for 16 years and has been responsible for all aspects of finance, accounting, information technology and strategic planning, including acquisitions and divestitures. Prior to his tenure at Newport, Mr. Cargile held a number of executive positions at York International Corporation and Flowserve Corporation. Mr. Cargile holds a Bachelor of Science degree in Accounting from Oklahoma State University and a Master’s degree in Business Administration from the Marshall School of Business at the University of Southern California. Mr. Cargile brings more than 25 years of industry experience to Netlist’s Board of Directors and has an extensive background in strategic development, capital structures and international operations.

Jun S. Cho joined the Netlist Board in November 2014. He brings a considerable legal background to Netlist’s Board of Directors, as General Counsel to Fiat Chrysler Asia Pacific and Vice President and Assistant General Counsel to FCA US LLC (formerly called, Chrysler Group LLC), a global company engaged in the design, engineering, manufacturing, distribution and sale of automobiles. He has more than 17 years of experience as legal counsel for the FCA Group and over 11 years of experience in the Asia Pacific region heading up FCA’s initiatives in technology licensing, product distribution, mergers and acquisitions transactions and joint ventures from his bases in Beijing and Shanghai, China. Prior to his tenure at FCA, Mr. Cho specialized in international financing and corporate transactions working for global law firms including Debevoise & Plimpton in New York, Kim & Chang in Seoul, Korea and Arnold & Porter in Washington, D.C. Mr. Cho holds a Juris Doctor degree from the New York University School of Law and is admitted to the bar in the state of New York and in Washington, D.C. He received his undergraduate degree in economics from the College of William and Mary.

Vince Sheeran joined the Netlist Board in November 2014. He is the Chief Executive Officer of MarginPoint, an indirect materials management software company, and has served in this position since September 2012. Prior to his tenure at MarginPoint, Mr. Sheeran held multiple Chief Executive Officer positions, including at UltraLink, Inc., a , a services and technology solutions provider in the Employee Benefit Administration outsourcing market, and Wherify Wireless, a developer of wireless location products and services. Prior to his Chief Executive Officer roles he held various management positions with software industry leaders including Epicor Software, a provider of industry specific business software, where he served as VP of Marketing and Senior Vice President of Worldwide Sales & Operations. Mr. Sheeran holds a Bachelor of Science degree in Management and Management Information Sciences from the Moore School of Business at the University of South Carolina. Mr. Sheeran brings to the Board over 30 years of experience in the software and business services industries, during which he has built global organizations through both acquisition and organic growth and developed a track record of building sales and marketing organizations that can successfully sell complex technology to companies seeking cutting edge marketplace advantages.

Blake A. Welcher has served as a member of our Board of Directors since August 2013. He currently serves as Executive Vice President, General Counsel and Corporate Secretary of DTS, Inc., a consumer electronics company and has been a member of DTS’s executive team since March 2000. As General Counsel at DTS, he manages the licensing operations and was instrumental in building key assets that have led to DTS’ success. Mr. Welcher leads DTS’ legal licensing functions and collaborates with key partners. Mr. Welcher holds a Bachelor of Science degree in Aeronautical Engineering from California Polytechnic State University at San Luis Obispo, a Juris Doctor degree and Masters of Intellectual Property degree from Franklin Pierce Law Center and is a U.S. licensed patent attorney. Mr. Welcher brings more than 20 years of industry experience to Netlist’s Board of Directors with his extensive background in worldwide licensing operations, corporate governance, risk management, intellectual property and legal affairs.

Required Vote

Directors will be elected by a plurality of the votes cast on this proposal at a meeting at which a quorum is present, meaning that the five nominees receiving the highest number of votes will be duly elected as directors. Abstentions and broker non‑votes will have no effect on the outcome of the election of directors.

The Board of Directors recommends that you vote “FOR” the election of all of the named director nominees.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that each of our current directors and each of our directors serving at any time during our fiscal year ended January 2, 2016 (“Fiscal 2015”), other than our Chief Executive Officer, Chun K. Hong, qualifies as independent within the meaning of Nasdaq Marketplace Rule 5605(a)(2). In making this determination, the Board of Directors reviewed and discussed information provided by the directors and management with regard to each director’s business and personal activities as they may relate to our Company.

Information Regarding our Board of Directors and its Committees

Our Board of Directors consisted of the following five members as of the end of Fiscal 2015: Chun K. Hong, Charles F. Cargile, Jun S. Cho, Vincent Sheeran and Blake A. Welcher. Mr. Thomas F. Lagatta, a former member of our Board of Directors, did not stand for re‑election at our 2015 annual meeting of stockholders held on June 3 2015 and ceased his service on the Board at the commencement of such meeting.

Our Board of Directors met four times during Fiscal 2015. Our Board of Directors has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each of which is described below, and has adopted a written charter for each of these committees, all of which are available on our website, located at http://www.netlist.com.

Audit Committee

Our Audit Committee currently consists of the following three members: Charles F. Cargile (chair), Vincent Sheeran and Blake A. Welcher. Messrs. Cargile and Welcher served as members of our Audit Committee throughout Fiscal 2015 and Mr. Sheeran was appointed to our Audit Committee in June 2015, to fill the vacancy caused by Mr. Lagatta’s departure on June 3, 2015. Our Board of Directors has determined that Mr. Cargile qualifies as an “audit committee financial expert” in accordance with Securities and Exchange Commission (the “SEC”) rules. Our Board has affirmatively determined that each current member of the Audit Committee and each member of the Audit Committee during Fiscal 2015 is or was independent under Nasdaq Marketplace Rule 5605(a)(2) and meets all other requirements under Nasdaq Marketplace Rule 5605(c) and the applicable rules of the SEC. Our Audit Committee met four times during Fiscal 2015 and met with our independent registered public accounting firm without management present at each such meeting.

Our Audit Committee, among other things, (i) oversees our financial reporting process, including reviewing our audited and interim financial statements, discussing with our independent registered public accounting firm the scope and plans for all annual audits and discussing with management and our independent registered public accounting firm the adequacy and effectiveness of our accounting and financial controls, systems to monitor and manage business risk and legal and ethical compliance programs, (ii) reviews and approves in advance any transactions by us with related parties, (iii) appoints, terminates, replaces, ensures the independence of and oversees our independent registered public accounting firm, (iv) pre‑approves all audit services and, subject to a “de minimus” exception, all other services performed by the independent registered public accounting firm, (v) is responsible for setting the corporate tone for quality financial reporting and sound business risk practices and ethical behavior, and (vi) has established procedures for the confidential submission, receipt, retention and treatment of concerns or complaints regarding accounting, internal accounting controls and auditing matters.

Compensation Committee

Our Compensation Committee currently consists of the following two members: Jun Cho (chair) and Charles Cargile. Mr. Lagatta served as a member and as the chair of our Compensation Committee until his departure from the Board on June 3, 2015, at which time Mr. Cho was appointed as the chair of the committee. Our Board has determined that each of the members of our Compensation Committee is independent in accordance with Nasdaq Marketplace Rule 5605(a)(2) and meets all other requirements under Nasdaq Marketplace Rule 5605(d) and the applicable rules of the SEC. Each member of our Compensation Committee is also currently a “non‑employee director” as that term is defined under Rule 16b‑3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and an “outside director” as that term is defined in Internal Revenue Service regulations. The Compensation Committee met three times during Fiscal 2015 and also made several decisions on matters coming before the committee by unanimous written consent.

Our Compensation Committee, among other things, (i) reviews and approves, or makes recommendations to the Board regarding, our compensation structure, programs and arrangements for our executive officers, including salary, incentive compensation, equity compensation and perquisite programs, (ii) reviews and approves on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer, (iii) reviews periodically the succession plans relating to positions held by elected corporate officers and assists the Board in evaluating potential candidates for executive positions, and (iv) reviews and acts as administrator of our incentive compensation and other stock-based plans. Pursuant to its charter, the Compensation Committee may select, retain and terminate such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate in its sole discretion and has the authority to approve the fees and retention terms relating to such consultants. The Compensation Committee charter also permits the Compensation Committee to form and delegate any of its responsibility to subcommittees as it deems necessary or appropriate, in its sole discretion. Pursuant to its charter, the Compensation Committee may invite any director, officer or employee of the Company to be present at meetings of the Compensation Committee, subject to maintenance of the confidentiality of compensation discussions. Our Chief Executive Officer and our Chief Financial Officer participate in meetings of the Compensation Committee at the committee’s request in order to, among other things, make recommendations regarding Company and individual performance goals for our executives and other significant employees, which are typically discussed on a semi-annual basis, cash bonus and equity award levels for our executives and other significant employees based on achievement of such performance goals, and changes to base salaries of our executives or other employees, if applicable. The Compensation Committee then reviews and considers these recommendations of our Chief Executive Officer and our Chief Financial Officer when making compensation decisions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of the following two members: Blake A. Welcher (chair) and Vincent Sheeran. Messrs. Welcher and Sheeran served as members of our Nominating and Corporate Governance Committee throughout Fiscal 2015. Our Board has determined that each of the members of our Nominating and Corporate Governance Committee is independent in accordance with Nasdaq Marketplace Rule 5605(a)(2) and meets all other requirements under Nasdaq Marketplace Rule 5605(e). The Nominating and Corporate Governance Committee met four times during Fiscal 2015 and also made several decisions on matters coming before the committee by unanimous written consent.

Our Nominating and Corporate Governance Committee, among other things, (i) reviews changes in legislation, regulations and other developments impacting corporate governances and makes recommendations to the Board with respect to these matters corporate governance matters generally, (ii) leads the search for individuals qualified to become members of the Board and selects director nominees to be presented at our annual meetings of stockholders, (iii) reviews the standards to be applied by the Board in making determinations as to whether a director satisfies applicable independence requirements, (iv) reviews the Board’s structure and the Board’s committee structure and recommends to the Board directors to serve as members of each Board committee, (v) conducts an annual performance evaluation of the Board and its committees, and (vi) advises the Board on candidates for the positions of Chairman of the Board, Lead Independent Director, Chief Executive Officer and other executive officer positions.

Board Leadership Structure

Both the Chairman of the Board and the Chief Executive Officer positions are currently held by Mr. C. K. Hong. In November 2014, we designated Mr. Cargile as our Lead Independent Director, an independent director serving in a lead capacity to coordinate the activities of the other independent directors, call and chair executive sessions of the Board; assist with the preparation of the agenda for each Board meeting and perform such other duties and responsibilities as the Board of Directors may determine. This structure reflects the Company’s continued commitment to good governance practices and encouraging our independent directors to have a strong voice on our Board.

The Board of Directors believes that our Chief Executive Officer is best situated to serve as Chairman of the Board of Directors because, as one of our founders and due to his intimate involvement in our day‑to‑day operations, he possesses detailed and in‑depth knowledge of the issues, opportunities and challenges facing the Company and its business and is best positioned to develop agendas that ensure the Board’s time and attention are focused on the most critical matters. His combined role, along with his significant ownership in the Company, increases accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the relevant stakeholders. The Board of Directors believes that combining the role of the Chairman and Chief Executive Officer at this point in time promotes strategy development and execution and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and our industry, while the Chief Executive Officer brings Company‑specific experience and expertise. All Board committee members are independent directors, and the independent directors of the Board meet with no management directors or other management present as often as they deem advisable, but at least semi‑annually. Executive sessions of the independent directors are called and chaired by the Lead Independent Director, or, in the absence of such person, the chair of the Board’s Nominating and Corporate Governance Committee. These executive session meetings include discussions of such topics as the independent directors determine. During Fiscal 2015, the independent directors met four times in executive session.

Our Board of Directors has always been small in number, with strong participation by all Board members. Our Nominating and Corporate Governance Committee and our Board of Directors have each considered the need for, and desirability of, separating the Chief Executive Officer and Chairman positions. After consideration, both our Nominating and Corporate Governance Committee and our Board of Directors have concluded that the independent nature of our Board committees, the practice of our independent directors regularly meeting in executive session without Mr. C.K. Hong and the other members of our management present and the appointment of a Lead Independent Director provide our Board with a level of independent oversight of management (including risk oversight) that is appropriate for our Company.

Director Qualifications and Review of Director Nominees

Our Nominating and Corporate Governance Committee identifies qualified individuals to become members of our Board of Directors and recommends to the Board proposed nominees for Board membership. Our Nominating and Corporate Governance Committee does not have a specific set of minimum criteria for membership on the Board of Directors. In making its recommendations, however, it takes into account an individual’s skills, expertise, industry and other knowledge and business and other experience that may be useful to the effective oversight of the Company’s business. This committee also considers continuing director tenure and takes steps as may be appropriate to ensure that our Board of Directors is open to new ideas and, although it does not have a formal policy regarding diversity, considers the diversity of directors, including age, skills, and experience, in the context of the needs of the Board.

Further, pursuant to our Corporate Governance Guidelines and applicable Nasdaq and SEC rules, a majority of our Board of Directors must qualify as independent under applicable Nasdaq rules and Rules 10A‑3 and 10C‑1 under the Exchange Act. Our Corporate Governance Guidelines also provide that no director may concurrently serve on the board of directors of more than three public companies and our Chief Executive Officer and any other director that is employed full‑time may not serve on the Board of Directors of more than two public companies, including our Board of Directors.

The Nominating and Corporate Governance Committee assesses the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications, through completion of its annual self‑evaluation process.

Our Nominating and Corporate Governance Committee will consider nominees for directors recommended by our stockholders upon submission in writing to our Secretary of the names and qualifications of such nominees at the address of our principal executive offices. The Nominating and Corporate Governance Committee does not evaluate director candidates differently based on whether the candidate was recommended by a stockholder or otherwise. Any such submission should include a current resume and curriculum vitae of the candidate, a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the candidate, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

Nominations for Directors

Our Bylaws provide that any stockholder who is entitled to vote at the annual meeting of our stockholders and who complies with the notice requirements set forth therein may nominate persons for election to the Board of Directors. Such notice requirements require, among other things, that a stockholder deliver written notice to our Secretary at our principal executive offices not later than 90 calendar days prior to the date of the applicable annual meeting of stockholders. The stockholder’s written notice must include, among other things as specified in our Bylaws, certain personal identification information about the stockholder and its recommended director nominee(s); the principal occupation or employment of the recommended director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its recommended director nominee(s); and any other information relating to the recommended director nominee(s) that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Regulation 14A under the Exchange Act. A stockholder who complies in full with all of the notice provisions set forth in our Bylaws will be permitted to present the director nominee at the applicable annual meeting of stockholders, but will not be entitled to have the nominee included in our proxy statement for the annual meeting of stockholders unless an applicable SEC rule requires that we include the director nominee in our proxy statement. Please refer to the full text of the our Bylaws for additional information and requirements. A copy of our Bylaws may be obtained by writing to our Secretary at the address of our principal executive offices or may be accessed on our website at http://www.netlist.com.

Corporate Governance Guidelines; Code of Business Conduct and Ethics

Our Board of Directors has adopted a set of Corporate Governance Guidelines established to assist the Board of Directors and its committees in performing their duties and serving the best interests of the Company and our stockholders. We have also adopted a Code of Business Conduct and Ethics, which describes certain ethical principles that we have established for the conduct of our business and outlines certain key legal requirements of which all employees must be generally aware and with which all employees must comply. Our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are available on our website, located at http://www.netlist.com.

Risk Oversight

Our Board of Directors as a whole is responsible for risk management oversight of the Company. The involvement of our full Board of Directors in setting our business strategy and objectives is integral to the Board’s assessment of our risk and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. This involves receiving reports and/or presentations from applicable members of management and the committees of the Board. Our Board of Directors conducts on‑going risk assessment of our financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues with management throughout the year as necessary.

While our Board of Directors has ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its committees. In particular, the Audit Committee focuses on financial risks and related controls and processes and risks related to related party transactions, the

Compensation Committee strives to create a compensation program that encourages a level of risk‑taking behavior consistent with our business strategy and objectives, and the Nominating and Corporate Governance Committee is responsible for overseeing the composition of our Board and our corporate governance, including developing and reviewing our Code of Business Conduct and Ethics. Additionally, the full Board regularly receives reports from our Chief Executive Officer and Chief Financial Officer, our two executive officers, who are principally responsible for aiding the Board in identifying, evaluating and implementing risk management controls and methodologies to address identified risks.

Board of Directors’ Attendance at Annual Meeting of Stockholders

We do not have a policy requiring that directors attend our annual meetings of stockholders. None of our independent directors attended our 2015 annual meeting of stockholders.

Stockholder Communications with the Board of Directors

Any stockholder who desires to contact our Board of Directors or any member of our Board of Directors may do so by writing to our Board of Directors, care of our Secretary, at the address of our principal executive offices. Copies of any such written communications received by the Secretary will be provided to our full Board of Directors or the appropriate member depending on the facts and circumstances described in the communication, unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

Compensation of Non‑Employee Directors

Our non‑employee directors receive annual cash compensation of $30,000, which is paid in four equal quarterly installments, and additional payments of $1,000 for each regularly scheduled Board meeting and Board committee meeting not held on the same day as a Board meeting, that is attended by the director. The Lead Independent Director and the chairperson of our Audit Committee each receive an additional $5,000 per year. All of our directors, including our non‑employee directors, are also reimbursed for their reasonable out‑of‑pocket expenses incurred in attending Board and Board committee meetings. Our non‑employee directors are also granted stock option awards to purchase up to 25,000 shares of our common stock upon their appointment or initial election to the Board of Directors. In addition, each of our non‑employee directors is granted a stock option award to purchase up to 20,000 shares of our common stock each year in which they continue to serve as a director. These stock option awards are subject to vesting in equal quarterly installments over four years, contingent upon continued service as a director on each vesting date, and have an exercise price equal to the fair market value of our shares of common stock on the date of grant as determined in accordance with the terms of the Company’s equity incentive plans then in effect.

The following table sets forth a summary of the amounts we paid to our non-employee directors as compensation for their Board service in Fiscal 2015:

Director Compensation

	Fees Earned
	or Paid	Option
Name (1)	in Cash ($)	Awards ($)(2)	Total ($)
Charles F. Cargile	$48,008	$22,084	$70,092
Jun S. Cho	$33,500	$22,084	$55,584
Thomas F. Lagatta (3)	$16,500	$22,084	$38,584
Vincent Sheeran	$36,000	$22,084	$58,084
Blake A. Welcher	$36,000	$22,084	$58,084

(1)

At the end of Fiscal 2015, each of our non‑employee directors held stock options to purchase the following number of shares of our common stock: (i) Charles F. Cargile, 65,000; (ii) Jun S. Cho, 45,000; (iii) Vincent Sheeran, 45,000; and (iv) Blake A. Welcher, 65,000. As a result of Mr. Lagatta’s departure from our Board in June 2015, he has forfeited all rights under all vested and unvested stock option awards granted to him as compensation for his service as a director and all such awards have been canceled.

(2)

Represents the dollar value of the grant date fair value of stock option awards granted in Fiscal 2015, measured in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“Topic 718”). The assumptions used in the calculations for these amounts are described in Note 2 “Summary of Significant Accounting Policies—Stock Based Compensation” of our consolidated financial statements in our annual report on Form 10‑K for Fiscal 2015. Each of the stock option awards reflected in this column consists of a stock option to purchase up to 20,000 shares of our common stock at an exercise price of $1.31 per share that become exercisable in sixteen equal quarterly installments of 1,250 shares until vested in full.

(3)	Mr. Lagatta did not stand for re‑election at our 2015 annual meeting of stockholders held on June 3, 2015 and ceased his service on the Board at the commencement of such meeting.

PROPOSAL No. 2

RE-APPROVe THE NETLIST, INC. 2006 EQUITY INCENTIVE PLAN

The Company’s stockholders previously approved the 2006 Equity Incentive Plan, as amended in 2010 (such plan, as it is currently in effect and without giving effect to the amendments sought to be approved by this Proposal No. 2, the “2006 Plan”). The 2006 Plan is now reaching the end of its original 10-year term. Accordingly, we are now asking our stockholders to re-approve the 2006 Plan, for an additional 10 years and to approve certain other amendments specified below. For purposes of the below discussion, we refer to the 2006 Plan, including the proposed amendments described below, as the “Amended Plan.”

The purpose of the Amended Plan is to retain key employees, consultants and directors of the Company having experience and ability, to attract new employees, consultants and directors whose services are considered valuable, to encourage a sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Board believes that equity grants have been and will continue to be a critically important means to retain and compensate employees, consultants and directors.

Key Features of the Proposed Amendments to the Amended Plan

The Amended Plan will only become effective if approved by the Company’s stockholders. If so approved, the following amendments will be made, which are designed to ensure the continued viability of the Amended Plan and which are aligned with the best interests of our stockholders:

•	The Amended Plan’s term will be extended by 10 years;
•	“Repricings” and buyouts of underwater options and stock appreciation rights for cash without stockholder approval will be prohibited;
•	Stock options and stock appreciation rights may not be granted below fair market value, nor may they have a term longer than 10 years;
•	Shares tendered in payment of a stock option generally will not be available again for grant under the Amended Plan; and
•	No more than 50% of the shares reserved for issuance under the Amended Plan, may be issued as restricted stock, restricted stock units or performance units settled in stock.

If approved by the stockholders each January 1st, the reserve will continue to automatically increase by the lesser of (a) 2.5% of the shares then issued and outstanding, or (b) 1,200,000 shares. The number of shares of common stock available under the Amended Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of the Company.

As of April 19, 2016, 1,081,481 shares had been issued under the 2006 Plan, 8,030,710 shares were subject to awards under the 2006 Plan, and 650,000 shares remained available for grant. The approval of the Amended Plan will allow us to continue to provide equity incentives that we believe are critical to attracting and retaining top -performing employees.

A summary of the existing key features, background and a general description of the Amended Plan as proposed is set forth below. This summary is qualified in its entirety by the terms of the Amended Plan, a copy of which is attached to this proxy statement as Appendix A and is incorporated herein by reference. Capitalized terms used in this Proposal No. 2 but not defined in this proxy statement shall have the same meaning as in the Amended Plan unless otherwise indicated.

Key Features of the Amended Plan:

•	Awards are merit-based as part of our overall compensation program;
•	An independent committee of the Board of Directors administers the Amended Plan, subject to the committee’s delegation to management to grant awards of up to 25,000 shares; and
•	Awards may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and stock grants.

Material Terms Related to “Performance-Based” Compensation

As discussed more fully below, we are also seeking re-approval of the material terms and the performance criteria that may be considered when granting certain awards under the Amended Plan intended to constitute “performance-based” compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code” and such section, “Code Section 162(m)”). For awards of restricted stock, performance units and restricted stock units that are intended to be performance-based compensation under Code Section 162(m), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. The performance criteria that may be considered in granting awards intended to be “performance based” compensation under Code Section 162(m) are: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

General Description of the Amended Plan

Purpose.  The purpose of the Amended Plan is to provide the Company’s employees, consultants and directors, whose present and potential contributions are important to the success of the Company and its affiliates, an incentive, through ownership of the Company’s common stock, to continue in service to the Company or an affiliate, and to help the Company and its affiliates compete effectively with other enterprises for the services of qualified individuals. As of April 19, 2016, approximately 103 employees, 5 directors and 6 consultants would be eligible to participate in the Amended Plan.

Shares Reserved for Issuance under the Amended Plan.  Each January 1st, the reserve will continue to be automatically increased by the lesser of (i) 2.5% of the shares then issued and outstanding, or (ii) 1,200,000 shares. The number of shares of common stock available under the Amended Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of the Company. The shares to be issued pursuant to awards under the Amended Plan may be authorized, but unissued, or reacquired common stock. As of April 19, 2016, the closing price of Netlist common stock on The Nasdaq Capital Market was $1.33 per share.

Any shares subject to an award or portion of an award which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the Amended Plan. Shares that have been issued under the Amended Plan pursuant to an award generally shall not be returned to the Amended Plan and shall not become available for future issuance under the Amended Plan, except that if unvested shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the Amended Plan. Shares tendered or withheld in payment of an option exercise price shall not be returned to or become available for future issuance under the Amended Plan.

The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares (with an additional 1,000,000 shares of stock in connection with the participant’s initial employment). For awards of restricted stock, restricted stock units, and performance units that are intended to be performance-based compensation under Code Section 162(m), the maximum number of shares granted to a participant during a calendar year is 1,000,000 shares. The foregoing limitations shall be adjusted proportionately by the Administrator (defined below) in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive.

Administration.  The Amended Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Code Section 162(m). The Amended Plan is administered by the Compensation Committee of the Board of Directors, subject to the committee’s delegation to management to grant awards of up to 25,000 shares.

Terms and Conditions of Awards.  The Amended Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, stock grants and performance units (collectively referred to as “awards”). Stock options granted under the Amended Plan may be either incentive stock options under the provisions of Section 422 of the Code or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants of the Company and its related entities. To the extent that the aggregate fair market value of shares of the Company’s common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options. Under the Amended Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the Amended Plan shall be designated in an award agreement.

The Administrator may issue awards under the Amended Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company’s common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth above under “Shares Reserved for Issuance under the Amended Plan”), to approve award agreements for use under the Amended Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Amended Plan, to construe and interpret the terms of the Amended Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the Amended Plan, as the Administrator deems appropriate.

The term of any award granted under the Amended Plan shall be the term stated in the award agreement, provided, however, that the term of awards may not be longer than 10 years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The Amended Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the Amended Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

The Amended Plan provides that any amendment that would adversely affect the grantee’s rights under outstanding awards shall not be made without the grantee’s written consent; provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the grantee. The Amended Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the Amended Plan or (ii) cancel any option or stock appreciation right awarded under the Amended Plan in exchange for another award or for cash at a time when exercise price exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with an Acquisition. However, canceling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock or other award, with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original option or stock appreciation right will not require stockholder approval.

Under the Amended Plan, the Administrator may establish one or more programs under the Amended Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the Amended Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

Termination of Service.  An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the Amended Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards.  Under the Amended Plan, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. The Amended Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Code Section 162(m).  The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares (with an additional 1,000,000 of shares in connection with the participant’s initial employment). The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1,000,000 paid to the Company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Code Section 162(m) or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Code Section 162(m), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m) as currently implemented by the Internal Revenue Service, a “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company (other than the Chief Financial Officer).

The Amended Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

Change in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by outstanding awards, and the number of shares of common stock which have been authorized for issuance under the Amended Plan but as to which no awards have yet been granted or which have been returned to the Amended Plan, the exercise or purchase price of each such outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, or similar transaction affecting the common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, or (iii)  any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

Corporate Transactions.  Effective upon the consummation of an Acquisition, the Administrator may provide for the termination of outstanding awards under the Amended Plan.  However, such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity.  Except as provided in an individual award agreement, for the portion of each award that is not assumed or replaced by the successor corporation, such portion of the award may be vested and become exercisable and be released from any repurchase or forfeiture rights prior to the effective date of the Acquisition, provided that the participant’s continuous service has not terminated prior to such date.

Under the Amended Plan, an Acquisition is generally defined as: (i) a merger or consolidation of the Company with or into another person; (ii) the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions; or (iii) the acquisition of beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Securities

Exchange Act of 1934, as amended and in effect from time to time) by any person of more than 50% of the Company’s outstanding common stock pursuant to a tender or exchange offer made directly to the Company’s stockholders, other than an underwriter temporarily holding common stock pursuant to an offering of such common stock. Notwithstanding the foregoing, a transaction shall not constitute an “Acquisition” if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction.

Amendment, Suspension or Termination of the Amended Plan.  The Board may at any time amend, suspend or terminate the Amended Plan. The Amended Plan will be for a term of 10 years from its 2016 amendment and restatement unless sooner terminated by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain stockholder approval of any such amendment to the Amended Plan in such a manner and to such a degree as is required.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the Amended Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or additional guidance that is expected to be issued by the Treasury Department under Section 409A of the Code (“Code Section 409A”).

Non-Qualified Stock Options.  The grant of a non-qualified stock option under the Amended Plan will not result in any federal income tax consequences to the option holder or to the Company. Upon exercise of a non-qualified stock option, the option holder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the option holder, subject to possible limitations imposed by Code Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the option holder’s total compensation is deemed reasonable in amount. Any gain or loss on the option holder’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

In the event a non-qualified stock option is amended, such option may be considered deferred compensation and subject to the rules of Code Section 409A, which provides rules regarding the timing of payment of deferred compensation. An option subject to Code Section 409A, which fails to comply with the rules of Code Section 409A, can result in an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options.  The grant of an incentive stock option under the Amended Plan will not result in any federal income tax consequences to the option holder or to the Company.  An option holder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise.  In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the option holder has held the shares of common stock.  If the option holder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the option holder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the option holder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price.  Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year.  The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the option holder, subject to possible limitations imposed by Code Section 162(m) and so long as the option holder’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.  If an option holder’s alternative minimum tax liability exceeds such option holder’s regular income tax liability, the option holder will owe the larger amount of taxes.  In order to avoid the application of alternative minimum tax with respect to incentive stock options, the option holder must sell the shares within the same calendar year in which the incentive stock options are exercised.  However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Code Section 409A. An option subject to Code Section 409A, which fails to comply with the rules of Code Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a non-qualified stock option.

Restricted Stock and Stock Grants.  The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse (or grant in the case of a stock grant. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Code Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights.  Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Code Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Code Section 409A.  A SAR that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Restricted Stock Units and Performance Units.  Recipients of restricted stock units and performance units generally should not recognize income until such units are converted into cash or shares of stock.  Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion.  Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units.  Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above.  That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.  The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Code Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units can be considered non-qualified deferred compensation and subject to Code Section 409A. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Plan Benefits

It is not presently possible to determine the benefits or amounts that may be received by individuals or groups pursuant to the Amended Plan in the future. The grant of awards under the Amended Plan, including grants to the executive officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator.

The following table sets forth information with respect to the historical grant of options under the 2006 Plan to our named executive officers named in the Summary Compensation Table, to all current executive officers as a group, to all non-employee directors as a group and to all other employees as a group, in each case as of January 2, 2016. All members of the Board and all of the Company’s executive officers are eligible for awards under the Amended Plan and thus have a personal interest in the approval of the Amended Plan. The level of past grants is not necessarily indicative of the level of future grants.

Name and Title of Individual, or Group	Number of shares underlying options granted under the 2006 Plan	Number of shares of restricted stock granted under the 2006 Plan
Chun K. Hong, President, Chief Executive Officer and Chairman of the Board	1,770,000	100,000
Gail Sasaki, Vice President, Chief Financial Officer and Secretary	575,000	15,000
All current executive officers, as a group	2,345,000	115,000
All non-executive directors, as a group	755,000	56,000
All employees, other than executive officers, as a group	8,923,500	375,000

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal at a meeting at which a quorum is present. Abstentions and broker non‑votes will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” the approval of the Amended Plan.

PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Exchange Act, which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee believes an effective compensation program is designed to recruit and retain executive leadership and is focused on attaining long‑term corporate goals and increasing stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers. Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation program, including information about the Fiscal 2015 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory and therefore not binding on the Company, the Compensation Committee or our Board; however, our Board and our Compensation Committee value the opinions of our stockholders and will consider the results of this vote in future compensation decisions, including evaluating whether any actions are necessary to address any concerns of our stockholders evidenced by a significant negative vote on this resolution.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal at a meeting at which a quorum is present. Abstentions and broker non‑votes will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KMJ Corbin & Company LLP as our independent registered public accounting firm with respect to our consolidated financial statements for the fiscal year ending December 31, 2016 (“Fiscal 2016”). In taking this action, the Audit Committee considered KMJ Corbin & Company LLP’s independence with respect to the services to be performed and other factors that the Audit Committee and the Board of Directors believe are advisable and in the best interest of our stockholders. Stockholder ratification of the selection of our independent registered public accounting firm is not required by our Bylaws or otherwise; however, as a matter of good corporate governance, the Audit Committee has decided to submit its selection to stockholders for ratification. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of KMJ Corbin & Company LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. If KMJ Corbin & Company LLP should decline to act or otherwise become incapable of acting as our independent registered public accounting firm or if KMJ Corbin & Company LLP’s engagement is otherwise discontinued for any reason, the Audit Committee will appoint another independent registered public accounting firm to serve as our independent registered public accounting firm for Fiscal 2016.

Fees Paid to Independent Registered Public Accounting Firm

In connection with the audit of our consolidated financial statements for Fiscal 2015, we entered into an agreement with KMJ Corbin & Company LLP that sets forth the terms by which KMJ Corbin & Company LLP will provide audit services for us. The following table presents the aggregate fees billed for the indicated services performed by KMJ Corbin & Company LLP during Fiscal 2015 and our fiscal year ended December 27, 2014 (“Fiscal 2014”):

	Fiscal 2015	Fiscal 2014
Audit Fees	$146,190	$147,700
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$146,190	$147,700

Audit Fees.  Audit fees consist of the aggregate amount of fees billed to us for Fiscal 2015 and Fiscal 2014 by KMJ Corbin & Company LLP, our independent registered public accounting firm, for professional services rendered for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. These fees also included fees for professional services rendered that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements in Fiscal 2015 and Fiscal 2014, including the review of our registration statements on Form S‑3 and Form S‑8 and certain other related matters, such as the delivery of comfort letters and consents in connection with our registration statements.

KMJ Corbin & Company LLP did not bill any audit‑related fees, tax fees or other fees to us in Fiscal 2015 or Fiscal 2014.

Pre‑approval Policies and Procedures

Our Audit Committee’s charter requires our Audit Committee to pre‑approve all audit and permissible non‑audit services to be performed for the Company by our independent registered public accounting firm, except for certain “de minimus” non‑audit services that may be ratified by the Audit Committee in accordance with applicable rules of the SEC, in order to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Our Audit Committee pre‑approved all services performed by KMJ Corbin & Company LLP in Fiscal 2015 and concluded that such services were compatible with the maintenance of the firm’s independence in the conduct of its auditing functions.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal at a meeting at which a quorum is present. Abstentions will have no effect on the outcome of the vote on this proposal. Broker non‑votes are not expected to result from the vote on this proposal.

The Board of Directors recommends that you vote “FOR” the ratification of KMJ Corbin & Company LLP as our independent registered public accounting firm for Fiscal 2016.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of Charles F. Cargile, Vincent Sheeran and Blake A. Welcher, each of whom has been determined by our Board of Directors to be independent directors. Management is responsible for internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to monitor and oversee these processes.

In fulfilling its responsibilities, the Audit Committee met with management and our independent registered public accounting firm to review and discuss our annual audited consolidated financial statements and our interim unaudited consolidated financial statements for Fiscal 2015, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10‑K and quarterly reports on Form 10‑Q covering such periods, any material changes in accounting policies used in preparing such consolidated financial statements prior to filing the annual report on Form 10‑K or our quarterly reports on Form 10‑Q with the SEC, and the items required to be discussed by Statement of Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), with respect to annual consolidated financial statements and Statement of Auditing Standards No. 100, as amended (AICPA, Professional Standards, Vol. 1. AU section 722), with respect to quarterly consolidated financial statements.

In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm such firm’s independence from the Company and its management. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and our management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s annual report on Form 10‑K for the year ended January 2, 2016, for filing with the SEC.

THE AUDIT COMMITTEE:
Charles F. Cargile, Chair
Vincent Sheeran
Blake A. Welcher

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the ownership of our common stock, as of April 19, 2016 unless otherwise indicated in the footnotes to the table, by (i) all persons known by us to beneficially own more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. We know of no agreements among our stockholders that relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of us.

Beneficial ownership is determined in accordance with Rule 13d‑3 under the Exchange Act and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days after April 19, 2016 upon the exercise of outstanding stock options, warrants or any other derivative securities affording such person the right to acquire shares of our common stock. Thus, each person’s percentage ownership set forth in the table below is determined by assuming that all outstanding stock options or warrants held by such person that are exercisable within 60 days after April 19, 2016 have been exercised. Except in cases where community property laws apply or as indicated in the footnotes to the table, we believe that each person identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by such person. All ownership percentages in the table are based on 50,085,832 shares of our common stock outstanding as of April 19, 2016.

	Shares Beneficially
	Owned
Name of Beneficial Owner:	Number	Percent
5% Stockholders:
AWM Investment Company, Inc.(1)	4,954,543	9.70%
Directors and Executive Officers (2):
Chun K. Hong(3)	7,133,371	13.46%
Gail Sasaki(4)	428,280	*
Charles F. Cargile(5)	31,250	*
Jun S. Cho(6)	209,250	*
Vincent Sheeran(7)	415,385	*
Blake A. Welcher(5)	31,250	*
All executive officers and directors as a group (6 persons)(8)	8,248,786	15.42%

*Represents beneficial ownership of less than 1%.

(1)

The number of shares reported as beneficially owned is based solely on a Schedule 13G with a reporting date of December 31, 2015, filed with the SEC by AWM Investment Company, Inc. (“AWM”), which is the investment adviser to Special Situations Technology Fund, L.P., a Delaware limited partnership (“TECH”) and Special Situations Technology Fund II, L.P., a Delaware limited partnership (“TECH II”). Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are members of SST Advisers, L.L.C., a Delaware limited liability company and the general partner of TECH and TECH II, and are also controlling principals of AWM. The principal business address for AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, New York 10022.

(2)	The address of each director and executive officer is c/o Netlist Inc., 175 Technology, Suite 150, Irvine, California 92618.

(3)

Represents 1,895,000 shares of common stock issuable upon the exercise of stock options that are or will be vested and immediately exercisable within 60 days after April 19, 2016, and 5,238,371 outstanding shares of common stock, of which 5,152,803 shares are held by Mr. C.K. Hong as trustee of the Hong‑Cha Community Property Trust. Mr. C.K. Hong disclaims beneficial ownership of shares held by this trust except to the extent of his pecuniary interest therein.

(4)

Represents 418,905 shares of common stock issuable upon the exercise of stock options that are or will be vested and immediately exercisable within 60 days after April 19, 2016, and 9,375 shares of outstanding common stock.

(5)	Represents 31,250 shares of common stock issuable upon the exercise of stock options that are or will be vested and immediately exercisable within 60 days after April 19, 2016.

(6)

Represents 13,750 shares of common stock issuable upon the exercise of stock options that are or will be vested and immediately exercisable within 60 days after April 19, 2016, and 195,500 outstanding shares of common stock, of which 175,500 are held in 401(k) and other investment accounts.

(7)

Represents 13,750 shares of common stock issuable upon the exercise of stock options that are or will be vested and immediately exercisable within 60 days after April 19, 2016, and 401,635 outstanding shares of common stock.

(8)

Represents 2,403,905 shares of common stock issuable upon the exercise of stock options that are or will be vested and immediately exercisable within 60 days after April 19, 2016, and 5,844,881 outstanding shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such forms received by us or written representations from reporting persons, we believe that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities complied with all applicable Section 16(a) filing requirements during Fiscal 2015.

Information Concerning Our Executive Officers

Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Set forth below is the name, age, position and tenure with our company and a brief description of the business experience of Ms. Gail Sasaki, our only executive officer other than Mr. Chun K. Hong, who is also a director and whose biographical information and business experience is described above in the description of Proposal No. 1. There is no arrangement or understanding between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer of the Company.

Name	Age	Position
Gail Sasaki	59	Vice President, Chief Financial Officer and Secretary

Gail Sasaki has been our Vice President and Chief Financial Officer since January 2008 and our Secretary since August 2007. From 2006 to January 2008, Ms. Sasaki served as our Vice President of Finance. Prior to her tenure at Netlist, Ms. Sasaki served in various senior financial roles including Chief Financial Officer of eMaiMai, Inc., a commercial technology company based in Hong Kong and mainland China; Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer of eMotion, Inc.(a Kodak subsidiary and formerly Cinebase Software), a developer of business‑to‑business media management software and services, and as Chief Financial Officer of MicroNet Technology, Inc., a leader in storage technology. Ms. Sasaki spent seven years in public accounting leaving as an audit manager with Arthur Young (now known as Ernst & Young LLP). Ms. Sasaki earned a Bachelor’s degree from the University of California at Los Angeles, and also earned a Master of Business Administration degree from the University of Southern California.

EXECUTIVE COMPENSATION

The following table provides information regarding the compensation awarded to, earned by or paid to our principal executive officer and our other most highly compensated executive officer, each a “named executive officer,” for the Fiscal 2015 and Fiscal 2014:

Summary Compensation Table

				Option	All other
	Fiscal	Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)
Chun K. Hong	2015	323,000	160,000	213,133	39,162	735,295
President, Chief Executive Officer and Chairman of the Board	2014	323,000	—	537,006	50,203	910,209
Gail Sasaki	2015	200,000	80,000	53,271	—	333,271
Vice President, Chief Financial Officer and Secretary	2014	200,000	—	134,251	—	334,251

(1)

Reflects the dollar amount of the grant date fair value of awards granted during the respective fiscal years, measured in accordance with Topic 718. The assumptions used in the calculations for these amounts are described in Note 2 “Summary of Significant Accounting Policies—Stock Based Compensation” of our consolidated financial statements in our annual report on Form 10‑K for Fiscal 2015. For a discussion of the material terms of each stock option award, see the table below entitled “Outstanding Equity Awards at Fiscal Year End.”

(2)

For Fiscal 2015, reflects $12,330 for automobile rental payments, $20,125 for country club membership, $4,575 for health club membership, and $2,132 for income tax and estate planning costs incurred on Mr. C.K. Hong’s behalf. For 2014, reflects $17,343 for automobile rental payments, $21,568 for country club membership, $3,840 in vehicle related expenses, $4,260 for health club membership, and $3,192 for income tax and estate planning costs incurred on Mr. C.K. Hong’s behalf.

Employment Agreements

We entered into an employment agreement with our President and Chief Executive Officer, Chun K. Hong, in September 2006. This agreement provides for an initial base salary of $323,000 plus other specified benefits, including the reimbursement of professional fees and expenses incurred in connection with income and estate tax planning and preparation, income tax audits and the defense of income tax claims, the reimbursement of membership fees and expenses for professional organizations and one country club, the reimbursement of employment‑related legal fees, automobile rental payments and vehicle‑related expenses and the reimbursement of health club dues and other similar health‑related expenses. Mr. C.K. Hong may earn annual cash performance bonuses, at the discretion of our Board of Directors, of up to 100% of his base salary based upon the achievement of performance objectives.

Mr. C.K. Hong’s employment agreement automatically renews for additional one‑year periods unless we or Mr. C.K. Hong provide notice of termination six months prior to the renewal date, but at all times Mr. C.K. Hong may terminate his employment upon six months’ advance written notice to us. If we terminate Mr. C.K. Hong’s employment without cause or if he resigns from his employment for good reason, which includes a termination or resignation upon a change of control of our Company, he will be entitled to receive continued payments of his base salary for one year, reimbursement of medical insurance premiums during that period unless he becomes employed elsewhere, a pro‑rated portion of his annual performance bonus, and, if any severance payment is deemed to be an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, an amount equal to any excise tax imposed under Section 4999 of the Internal Revenue Code. In addition, upon any such termination or resignation, any unvested stock options Mr. C.K. Hong will immediately become fully vested and exercisable as of the effective date of the termination or resignation. If Mr. C.K. Hong’s employment is terminated due to death or disability, he or his estate will receive a lump sum payment equal to half his annual base salary and any stock options held by Mr. C.K. Hong will vest to the same extent as they would have vested one year thereafter. Additionally, in the event that Mr. C.K. Hong’s employment is terminated due to death or disability, 25% of the shares subject to outstanding stock options, or such lesser amount as is then unvested, will immediately vest and no additional shares will vest thereafter. If Mr. C.K. Hong resigns without good reason or is terminated for cause, we will have no further obligation to him other than to pay his base salary earned through the date of resignation or termination.

We have not entered into an employment agreement with Ms. Gail Sasaki, our vice president, chief financial officer and secretary. For 2015 and 2014, Ms. Sasaki received an annualized base salary of $200,000. In the event Ms. Sasaki’s employment is terminated due to death or disability, any stock options held by Ms. Sasaki will vest to the same extent as they would have vested one year thereafter. Additionally, in the event that Ms. Sasaki’s employment is terminated due to death or disability, 25% of the shares subject to outstanding stock options, or such lesser amount as is then unvested, will immediately vest and no additional shares will vest thereafter.. Ms. Sasaki is eligible for a target cash bonus of 75% of her base salary, which is to be determined by our Board of Directors in its discretion based on various factors.

Fiscal 2015 Cash Bonuses

Mr. C. K. Hong and Ms. Sasaki received cash bonuses of $160,000 and $80,000, respectively, for Fiscal 2015, based on their work to complete the Company’s joint development agreement and convertible debt financing with Samsung Electronics Co., Ltd. and Samsung Venture Investment Corporation in November 2015. Mr. C.K. Hong and Ms. Sasaki did not receive cash bonuses for Fiscal 2014 based on factors related to the Company’s performance during such period.

Retirement and Other Benefits

We maintain a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Internal Revenue Code, to which all of our employees, including the named executive officers, are able to contribute up to the limit prescribed by the Internal Revenue Service on a before‑tax basis. We match 50% of the first 6% of pay that is contributed to the savings plan at our discretion in any fiscal year. All employee contributions to the savings plan are fully‑vested upon contribution. The Company’s matching contributions vest over four years.

Outstanding Equity Awards at Fiscal Year End

The following table identifies the equity awards held by our two named executive officers as of the end of Fiscal 2015:

	Option Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised		Option	Option
	Options—( # )		Options—(#)		Exercise	Expiration
Name	Exercisable (1)		Unexercisable (1)		Price ($)	Date
Chun K. Hong	500,000	(2)	—		$7.00	8/7/2016
	100,000	(3)	—		$1.67	9/17/2017
	120,000	(4)	—		$2.20	1/2/2018
	50,000	(5)	—		$0.33	6/10/2019
	300,000	(6)	—		$2.21	3/17/2021
	281,250	(7)	18,750	(7)	$3.59	2/27/2022
	206,250	(8)	93,750	(8)	$0.71	2/11/2023
	131,250	(9)	168,750	(9)	$2.05	2/21/2024
	56,250	(10)	243,750	(10)	$0.84	1/6/2025

Gail Sasaki	25,000	(11)	—		$2.55	1/5/2016
	10,000	(12)	—		$7.00	8/14/2016
	2,657	(3)	—		$1.93	9/4/2017
	100,000	(4)	—		$2.05	1/4/2018
	6,250	(13)	—		$0.29	11/20/2018
	18,750	(5)	—		$0.33	6/10/2019
	75,000	(6)	—		$2.21	3/17/2021
	70,312	(7)	4,688	(7)	$3.59	2/27/2022
	51,562	(8)	23,438	(8)	$0.71	2/11/2023
	32,812	(9)	42,188	(9)	$2.05	2/21/2024
	14,062	(10)	60,938	(10)	$0.84	1/6/2025

(1)

All stock option awards that are not fully exercisable vest in 16 equal quarterly installments. In the event the named executive officer’s employment with us is terminated due to death or disability, 25% of the shares subject to each such award (or such lesser amount as shall then be unvested) will immediately vest and no additional shares will vest thereafter. In addition, with respect to such stock option awards held by Mr. C.K. Hong, in the event Mr. C.K. Hong’s employment with us is terminated by us without cause or by him with good reason, any unvested portion of such award will immediately vest.

(2)

Represents a stock option award granted under our Amended and Restated 2000 Equity Incentive Plan (the “2000 Plan”) in August 2006 in connection with achieving one‑time performance goals related to our initial public offering.

(3)	Represents a stock option award granted under the 2006 Plan in September 2007.

(4)	Represents a stock option award granted under the 2006 Plan in January 2008.

(5)	Represents a stock option award granted under the 2006 Plan in June 2009.

(6)	Represents a stock option award granted under the 2006 Plan in March 2011.

(7)	Represents a stock option award granted under the 2006 Plan in February 2012.

(8)	Represents a stock option award granted under the 2006 Plan in February 2013.

(9)	Represents a stock option award granted under our 2006 Plan in February 2014.

(10)	Represents a stock option award granted under our 2006 Plan in January 2015.

(11)	Represents a stock option award granted under the 2000 Plan in January 2006.

(12)	Represents a stock option award granted under the 2000 Plan in August 2006.

(13)	Represents a stock option award granted under the 2006 Plan in November 2008.

Equity Compensation Plan Information

Our board of directors and stockholders previously approved the 2000 Plan and the 2006 Plan. We are asking our stockholders to approve the Amended Plan at the Annual Meeting, which is described in detail under Proposal No. 2 of this proxy statement. Except as set forth in the table below, as of January 2, 2016, we do not have any equity-based plans, including individual compensation arrangements that have not been approved by our stockholders. The following table provides information as of January 2, 2016 with respect to our equity compensation plans:

				Number of securities
				remaining available for
	Number of securities		Weighted-average	future issuance under
	to be issued upon exercise		exercise price of	equity compensation plans
	of outstanding options,		outstanding options,	(excluding securities
Plan Category	warrants and rights		warrants and rights	reflected in column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders	8,444,504		$2.06	1,179,375	(1)
Equity compensation plans not approved by security holders	500,000	(2)	0.74	—
Total	8,944,504		$1.98	1,179,375

(1)	Subject to certain adjustments, on January 2, 2016, we were able to issue a maximum of 10,205,566 shares of common stock pursuant to awards granted under the 2006 Plan.

(2)

Consists of: (i) a stock option award to purchase up to 100,000 shares of our common stock issued to our Vice President of Advanced Engineering in connection with his hiring in November 2015. The shares subject to the award vest over four years, with 25% of such shares vesting on the anniversary of the grant date of the award and the remainder of such shares vesting in equal quarterly installments thereafter. The award is exercisable at $0.52 per share and contains a contractual term of 10 years from the date of grant; and (ii) a stock option award to purchase up to 400,000 shares of our common stock issued to our Senior Vice President of Sales and Marketing in connection with his hiring in December 2015. 350,000 of the shares subject to the award vest over four years, with 25% of such shares vesting on the anniversary of the grant date of the award and the remainder of such shares vesting in equal quarterly installments thereafter. 50,000 of the shares subject to the award vest upon the achievement of specified performance goals. The award is exercisable at $0.80 per share and contains a contractual term of 10 years from the grant date. See Note 8 “Stockholders’ Equity” of our consolidated financial statements in our annual report on Form 10‑K for Fiscal 2015 for additional information about our equity compensation plans.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Approval of Related Party Transactions

Pursuant to its charter, our Audit Committee has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. The Audit Committee intends to approve only those related party transactions that are considered to be in the best interests of Netlist and our stockholders. In considering whether to approve any transaction, the Audit Committee considers such factors as it deems appropriate, which may include: (i) the related party’s relationship with the Company and interest in the transaction; (ii) the material facts of the proposed transaction, including the proposed value of the transaction, or, in the case of indebtedness, the principal amount that would be involved; (iii) the benefits of the transaction to the Company; (iv) an assessment of whether the transaction is on terms that are comparable to the terms available with an unrelated party; (v) in the case of an existing transaction, the impracticability or cost of securing alternative arrangements; and (vi) such other factors as the Audit Committee deems relevant.

Related Person Transactions

Our Vice President of Operations, Paik K. Hong, is the brother of Chun K. Hong, our President, Chief Executive Officer and Chairman of the Board of Directors. During Fiscal 2015, Mr. P. K. Hong earned salary in the amount of $189,423 and was granted stock option awards to purchase up to 25,000, 75,000 and 25,000 shares of our common stock at exercise prices of $0.55, $1.53 and $1.29, respectively. During Fiscal 2014, Mr. P. K. Hong earned salary in the amount of $157,915 and was granted stock option awards to purchase up to 25,000 and 25,000 shares of our common stock at exercise prices of $1.48 and $0.80, respectively. The total grant date fair value recognized for Mr. P. K. Hong’s stock option awards granted in Fiscal 2015 and Fiscal 2014 computed in accordance with Topic 718 was $123,882 and $49,815, respectively. The assumptions used in the calculations for these amounts are described in Note 2 “Summary of Significant Accounting Policies—Stock Based Compensation” of our consolidated financial statements in our annual report on Form 10‑K for Fiscal 2015.

Other than as described above, there were no transactions to which the Company was a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any director, officer or beneficial holder of more than 5% of our common stock, or member of such person’s immediate family, had or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

The submission deadline for stockholder proposals to be included in our proxy materials for the 2017 annual meeting of stockholders pursuant to Rule 14a‑8 under the Exchange Act is December 20, 2016 if the meeting is held between May 9, 2017 and July 8, 2017 or, if the meeting is not held within these dates, a reasonable time before we begin to print and send our proxy materials for the meeting. All such proposals must be in writing and must otherwise comply with Rule 14a‑8 in all respects, and should be sent to our Secretary at the address of our principal executive offices.

In accordance with our Bylaws, any stockholder who intends to submit a proposal for consideration at our 2017 annual meeting of stockholders outside the processes of Rule 14a‑8 must, in addition to complying with all other requirements set forth in our Bylaws, (i) in the case of a stockholder seeking to have a proposal included in our proxy materials, deliver written notice to us between October 21, 2016 and December 20, 2016 if the meeting is held between May 9, 2017 and July 8, 2017 or, if the meeting is not held within these dates, no later than the 90th day before the date of the meeting or the 15th day after our first public announcement of the date of the meeting, whichever is later, and (ii) in the case of a stockholder not seeking inclusion of a proposal in our proxy materials, deliver written notice to us not less than 90 days before the date of the meeting. Any such notice should be delivered or mailed and received by our Secretary at the address of our principal executive officers. Please refer to the full text of the our Bylaws for additional information and requirements. A copy of our Bylaws may be obtained by writing to our Secretary at the address of our principal executive offices or may be accessed on our website at http://www.netlist.com. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a‑4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF VOTING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers or other nominees) to satisfy the delivery requirements for proxy statements, annual reports and other proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of all proxy materials addressed to these stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be householding our proxy materials. As a result, a single copy of this proxy statement, our annual report on Form 10‑K for Fiscal 2015 and all other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you are a stockholder at a shared address to which a single copy of our proxy statement, annual report and other proxy materials for the Annual Meeting was delivered, you may request a separate copy of all or any such materials without charge by writing to our Secretary at the address of our principal executive offices or by calling Investor Relations at (212) 986-6667. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy statement, annual report and other proxy materials for future meetings, please notify your broker or other nominee or direct your written or oral request to us as described above. Stockholders who currently receive multiple copies of our proxy statement, annual report and other proxy materials at their shared address and would like to request householding of their communications should contact their brokers or other nominees or direct a written or oral request to us as described above.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting but, if other matters do properly come before the meeting, it is intended that the persons named as proxies in the proxy card will vote on them in accordance with their best judgment.

By order of the Board of Directors,

Gail Sasaki
Vice President, Chief Financial Officer and Secretary

Irvine, California
May 2, 2016

Appendix A

NETLIST, INC. 2006 EQUITY INCENTIVE PLAN

Re-Approved by the Stockholders on [Date], 2016

1.Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants, advisors and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of, or pertaining to, shares of the Company’s Stock. This Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options. This Plan shall not become effective until the Effective Date.

2.Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1Accelerate,  Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2Acquisition means (i) a merger or consolidation of the Company with or into another person, (ii) the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions, or (iii) the acquisition of beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended and in effect from time to time) by any person of more than 50% of the Company’s outstanding common stock pursuant to a tender or exchange offer made directly to the Company’s stockholders, other than an underwriter temporarily holding common stock pursuant to an offering of such common stock. Notwithstanding the foregoing, a transaction shall not constitute an “Acquisition” if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction.

2.3Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.

2.5Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6Board means the Company’s Board of Directors.

2.7Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.8Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.9Company means Netlist, Inc., a corporation organized under the laws of the State of Delaware.

2.10Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.11Effective Date means the date on which the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on August 18, 2006 in connection with the initial public offering of its common stock in a firm commitment underwriting, as amended, is declared effective by the Securities and Exchange Commission.

2.12Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.13Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as quoted on the NCM (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.

2.15NCM means the NASDAQ Capital Market.

2.16Nonstatutory Option means any Option that is not an Incentive Option.

2.17Option means an option to purchase shares of Stock.

2.18Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.19Participant means any holder of an outstanding Award under the Plan.

2.20Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

2.21Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual. either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance‑Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write‑downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any significant, unusual,  or infrequently occurring items.

2.22Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.23Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.24Plan means this 2006 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.25Qualified Performance‑Based Awards means Awards intended to qualify as “performance‑based compensation” under Section 162(m) of the Code.

2.26Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.27Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.30Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.31Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.32Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.33Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the amendment of the Plan by the Board or re-approval of the Plan by the Company’s stockholders in 2016. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including, without limitation, pursuant to Incentive Options), nor the number of shares of Common Stock issued pursuant to Incentive Options, exceed the sum of (a) 500,000 shares of Stock plus (b) an annual increase to be added on the first day of each calendar year beginning on or after January 1, 2007 equal to the lesser of (i) 500,000 shares of Stock, and (ii) such lesser number as the Board may approve for the fiscal year; provided, however, that beginning on January 1, 2010, the annual increase to the number of shares of Stock that may be issued pursuant to the Plan shall be equal to the lesser of (x) 5.0% of the number of shares of Stock that are issued and outstanding as of the first day of the calendar year, and (y) 1,200,000 shares of Stock; provided, further, that beginning on January 1, 2017, the annual increase to the number of shares of Stock that may be issued pursuant to the Plan shall be equal to the lesser of (x) 2.5% of the number of shares of Stock that are issued and outstanding as of the first day of the calendar year, and (y) 1,200,000 shares of Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously‑owned shares in payment of the exercise price therefor, including in a “net exercise”, all shares with request to which the Option is exercised shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.  Following approval of the Plan by the stockholders in 2016, no more than 50% of the shares of Stock reserved for issuance under the Plan may be issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Units  or Stock Grants.

5.Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants and advisors, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan, including, but not limited to, the cancellation, amendment,  reclassification or exchange of outstanding Options and other Awards, subject to the provisions of Section 14.   Notwithstanding the foregoing, the Committee may not, without  stockholder approval, reduce the exercise price of an Option or Stock Appreciation Right awarded under the Plan or cancel, in each case, without stockholder approval, an Option or Stock Appreciation Right at a time when its exercise price exceeds the Market Value of the underlying shares, in exchange for another Option, SAR, Restricted Stock, or another Award or for cash.  The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.Authorization of Grants

6.1  Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of, or consultant or advisor to, one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option

6.2  General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including, if applicable, delivering a fully‑executed copy of any agreement evidencing an Award to the Company).

6.3  Effect of Termination of Employment, Etc.  Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to, or repurchase by, the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

6.4  Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The foregoing sentence shall not limit the transferability of Stock Grants or of Restricted Stock that is no longer subject to a Risk of Forfeiture. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than 50% of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

7.Specific Terms of Awards

7.1Options.

(a)  Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b)  Exercise Price.  The price at which shares of Stock may be acquired under each Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date of an Incentive Option if the Optionee is a Ten Percent Owner.

(c)  Option Period.  No Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date of an Incentive Option if the Optionee is a Ten Percent Owner.

(d)  Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)  Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of

(i)shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii)unless prohibited by applicable law, the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized, or combination of authorized, means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver, or cause to be delivered, to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(f)  Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)  Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code (currently the later of two years from the Grant Date and one year from the date of exercise of the Incentive Option) and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2Stock Appreciation Rights.

(a)  Tandem or Stand‑Alone.  Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)  Exercise Price.  Stock Appreciation Rights shall have such exercise price that is not less than 100% of the Market Value of the stock on the Grant Date.  In the case of Stock Appreciation Rights in tandem with Options, the exercise price of the Stock Appreciation Rights shall equal the exercise price of the related Option.

(c)  Other Terms.  No Stock Appreciation Rights may be exercised on or after the tenth anniversary of the Grant Date.  Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change in Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change in Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change in Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3Restricted Stock.

(a)  Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)  Issuance of Certificates.  Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Netlist, Inc. 2006 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Netlist, Inc. Copies of such Plan and Agreement are on file in the offices of Netlist, Inc.

(c)  Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)  Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)  Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f)  Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not previously delivered.

7.4Restricted Stock Units.

(a)  Character.  Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and be subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)  Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5Performance Units.

(a)  Character.  Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

(b)  Earning of Performance Units.  The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

(c)  Form and Timing of Payment.  Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units, subject to the vesting of the underlying Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant, require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such payment deferrals.

7.6  Stock Grants.  Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7Qualified Performance‑Based Awards.

(a)  Purpose.  The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance‑based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance‑Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance‑Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance‑Based Award solely because the Award is not expressly designated as a Qualified Performance‑Based Award if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations thereunder applicable to “performance‑based compensation.”

(b)  Authority.  All grants of Awards intended to qualify as Qualified Performance‑Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)  Applicability.  This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance‑Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

(d)  Discretion of Committee with Respect to Qualified Performance‑Based Awards.  Options may be granted as Qualified Performance‑Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance‑Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance‑Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance‑Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance‑based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e)  Payment of Qualified Performance‑Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance‑Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance‑Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance‑Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f)  Individual Limitations on Awards.  Individual Limit for Options and Stock Appreciation Rights.  The maximum number of shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any calendar year shall be 1,000,000 Shares.  In connection with a Participant’s commencement of Continuous Service, a Participant may be granted Options and Stock Appreciation Rights for up to an additional 1,000,000  Shares which shall not count against the limit set forth in the previous sentence.  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 8, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any Option or Stock Appreciation Right is canceled, the canceled Option or Stock Appreciation Right shall continue to count against the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to the Participant.  For this purpose, the repricing of an Option (or in the case of a Stock Appreciation Right, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or Stock Appreciation Right and the grant of a new Option or Stock Appreciation Right.

(i) Individual Limit for Restricted Stock, Performance Units and Restricted Stock Units.  For awards of Restricted Stock, Performance Units and Restricted Stock Units that are intended to be Qualified Performance-Based Awards, the maximum number of shares with respect to which such Awards may be granted to any Participant in any calendar year shall be 1,000,000 shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 8, below.

(g)  Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance‑Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance‑based compensation” within the meaning of Section 162(m) of the Code.

7.8  Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate to conform that Award to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.Adjustment Provisions

8.1  Adjustment for Corporate Actions.  All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through a merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2Treatment in Certain Acquisitions.

(a)Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition, the Committee may, either in advance of the Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of any then outstanding Awards in full if, and only if, such Awards are not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and after a reasonable period following such Acceleration, as determined by the Committee, such Accelerated Awards and all other then outstanding Awards not assumed or replaced by comparable Awards shall terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

(b)For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition, the Award confers the right to purchase, for each share of Stock subject to the Award immediately prior to the Acquisition, the consideration (whether stock, cash or other securities or property) received in the Acquisition by holders of Stock on the effective date of the Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Acquisition was not solely common stock of the successor corporation or its parent or subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Stock in the Acquisition, or any combination of cash and common stock, (including the payment of cash equal to the net of Market Value over the exercise price of the shares of Stock subject to the Award) so approved by the Committee with the consent of the successor corporation; and provided further that such Award may continue to be subject to the same vesting requirements or Risks of Forfeiture after the Acquisition.

8.3  Dissolution or Liquidation.  Upon the dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and Stock Appreciation Right shall terminate, but the

Optionee or Stock Appreciation Right holder shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of the dissolution or liquidation.

8.4  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.5  Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.Settlement of Awards

9.1  In General.  Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

9.2  Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by, or a regulation of, the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b)the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended, or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

9.3  Corporate Restrictions on Rights in Stock.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate of incorporation and by-laws (or similar charter documents) of the Company.

9.4  Investment Representations.  The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.5  Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended, or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.6  Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.7  Tax Withholding.  Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles, by-laws or similar charter documents to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

12.Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity‑based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted, subject to the stockholder approval requirements of Section 5, or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such

Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Acquisition that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

15.Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.